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                                                                    EXHIBIT 10.2

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                 GLOBAL ASSIGNMENT AND ACCEPTANCE AND AMENDMENT

                         dated as of February 20, 2001,

                                 relating to the

                                CREDIT AGREEMENT

                         dated as of December 21, 2000,

                                      among

                            AMI SEMICONDUCTOR, INC.,

                               AMI HOLDINGS, INC.,

                            THE LENDERS PARTY THERETO

                                       and

                           CREDIT SUISSE FIRST BOSTON,

                   as Administrative Agent, Collateral Agent,
                    Sole Book Manager and Sole Lead Arranger

                         -------------------------------

                 JP MORGAN, a division of Chase Securities Inc.,

                              as Syndication Agent

                              FLEET NATIONAL BANK,

                             as Documentation Agent

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                                                         [CS&M Ref No. 5865-111]

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                                     GLOBAL ASSIGNMENT AND ACCEPTANCE AND
                           AMENDMENT dated as of February 20, 2001 (this "Agreement"), among AMI SEMICONDUCTOR, INC., a Delaware corporation (as the surviving corporation of the merger of AMI Merger Company, Inc. and AMI Spinco, Inc., the "Borrower"), AMI HOLDINGS, INC., a Delaware corporation ("Holdings"), the LENDERS listed on the signature pages hereof under the captions "Existing Lenders" (the "Existing Lenders") and "Additional Lenders" (the "Additional Lenders" and, together with the Existing Lenders, the "Lenders"), and CREDIT SUISSE FIRST BOSTON, a bank organized under the laws of Switzerland, acting through its New York branch, as administrative agent (in such capacity, the "Administrative Agent") and collateral agent (in such capacity, the "Collateral Agent") for the Lenders and as the issuing bank (in such capacity, the "Issuing Bank").

         A. The Borrower, Holdings, the Existing Lenders, the Administrative Agent, the Collateral Agent and the Issuing Bank are parties to a Credit Agreement dated as of December 21, 2000 (the "Credit Agreement").

         B. The Existing Lenders wish to assign a portion of their interests in the outstanding Loans, Letters of Credit and Revolving Credit Commitments under the Credit Agreement to the Additional Lenders; the Additional Lenders are willing to accept such assignments and the Borrower, the Administrative Agent and the Issuing Bank are willing to consent to such assignments.

         C. The Borrower and Holdings have requested that the Credit Agreement be amended as provided herein.

         D. Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

         SECTION 1. Defined Terms. Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

         SECTION 2. Amendment. The definition of the term "Capital Expenditures" set forth in Section 1.01 of the Credit Agreement is hereby amended by deleting the number "$29,711,000" contained therein and replacing it with the number "$21,331,000".

         SECTION 3. Assignments. (a) On and as of the Effective Date (as defined in Section 9 below), each of the Existing Lenders and Additional Lenders shall sell, assign and transfer, or purchase and assume, as the case may be, such interests in (i) the Revolving Credit Commitments, (ii) the outstanding Loans and (iii) the participations in the Letters of Credit, in each case, outstanding immediately prior to the Effective Date, as shall be necessary in order that, after giving effect to all such assignments and purchases, each Additional Lender shall hold (i) an outstanding Term Loan in the aggregate principal amount (if any) set forth on its Counterpart Signature Page hereto and (ii) a Revolving Credit Commitment, including a ratable

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share of the outstanding Revolving Loans and participations in outstanding
Letters of Credit, in the aggregate amount (if any) set forth on its Counterpart Signature Page hereto. Each Lender purchasing interests of any type under this
Section 3 shall be deemed to have purchased such interests from each Existing Lender selling interests of such type ratably in accordance with the amounts of such interests sold by them. The assignments and purchases provided for in this
Section 3 shall be without recourse, warranty or representation, except that each Existing Lender (as assignor) and each Additional Lender (as assignee) hereby makes and agrees to be bound by the applicable representations, warranties and agreements set forth in Section 9.04(c) of the Credit Agreement, a copy of which has been received by each such party. The purchase price for each such assignment and purchase shall equal the principal amount of the Loans purchased.

         (b) On the Effective Date, (i) each Additional Lender shall pay the purchase price for the interests purchased by it pursuant to paragraph (a) above by wire transfer of immediately available funds to the Administrative Agent, not later than 12:00 (noon), New York City time, and (ii) the Administrative Agent shall promptly pay to each Existing Lender, out of the amounts received by the Administrative Agent from each Additional Lender pursuant to clause (i) of this paragraph (b), the purchase price for the interests assigned by it pursuant to paragraph (a) above by wire transfer of immediately available funds.

         (c) Each of the Borrower, the Administrative Agent and the Issuing Bank hereby consents to the assignments and purchases provided for in paragraphs (a) and (b) above. From and after the Effective Date, (i) each Additional Lender shall be a party to and be bound by the provisions of the Credit Agreement and, to the extent of the interests assigned hereunder, shall have all the rights and obligations of a Lender under the Credit Agreement and the other Loan Documents, and (ii) each Existing Lender shall, to the extent of the interests assigned hereunder, relinquish its rights and be released from its obligations under the Credit Agreement and the other Loan Documents. Notwithstanding the foregoing, all interest on the outstanding Loans accrued to but excluding the Effective Date, and all Commitment Fees and L/C Participation Fees accrued to but excluding the Effective Date, shall be for the account of the Existing Lenders, even if paid on or after the Effective Date.

         SECTION 4. Delivery of Forms. This Agreement is being delivered to the Administrative Agent and the Borrower together with (a) if any Additional Lender is organized under the laws of a jurisdiction outside the United States, the forms required by Section 2.20(e) of the Credit Agreement, duly completed and executed by such Additional Lender, and (b) if any Additional Lender is not already a Lender under the Credit Agreement, an Administrative Questionnaire.

         SECTION 5. Applicable Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

         SECTION 6. Notices. All notices hereunder shall be given in accordance with the provisions of Section 9.01 of the Credit Agreement. All notices to each Additional Lender hereunder or under the Credit Agreement or the other Loan Documents shall be given to it at the address listed in the Administrative Questionnaire delivered pursuant to Section 4 above.

         SECTION 7. Counterparts. This Agreement may be executed in one or more counterparts, each of which when taken together shall constitute but one contract, and shall become effective as provided in Section 9 hereof. Delivery of an executed signature page to

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this Agreement by facsimile transmission shall be as effective as delivery of a manually signed counterpart hereof.

         SECTION 8. Headings. The headings and cover page of this Agreement are for convenience of reference only, are not part of this Agreement and are not to be taken into consideration in interpreting this Agreement.

         SECTION 9. Effectiveness; Several Obligations. This Agreement shall become effective as of February 20, 2001 (the "Effective Date"), on the date that the Administrative Agent shall have received counterparts of this Agreement which, when taken together, bear the signatures of the Borrower, Holdings, each Existing Lender, the Administrative Agent, the Issuing Bank and, with respect to each Additional Lender, such Additional Lender. This Agreement shall be construed as a separate agreement with respect to each Additional Lender and may be amended, modified, supplemented, waived or released with respect to any Additional Lender without the consent of any other Additional Lender. The obligations of the Lenders hereunder are several and not joint.

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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                       AMI SEMICONDUCTOR, INC.,

                                       by ______________________________________
                                          Name:
                                          Title:

                                       AMI HOLDINGS, INC.,

                                       by ______________________________________
                                          Name:
                                          Title:

                                       CREDIT SUISSE FIRST BOSTON,
                                       individually and as Administrative Agent,
                                       Collateral Agent, and Issuing Bank,

                                       by ______________________________________
                                          Name:
                                          Title:

                                       by ______________________________________
                                          Name:
                                          Title:

                                       Existing Lenders

                                       CREDIT SUISSE FIRST BOSTON,

                                       by ______________________________________
                                          Name:
                                          Title:

                                       by ______________________________________
                                          Name:
                                          Title:

                                       THE CHASE MANHATTAN BANK,

                                       by ______________________________________
                                          Name:
                                          Title:

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                                       COUNTERPART SIGNATURE PAGE TO GLOBAL
                                       ASSIGNMENT AND ACCEPTANCE AND AMENDMENT
                                       DATED AS OF FEBRUARY 20, 2001, RELATING
                                       TO THE AMI SEMICONDUCTOR, INC. CREDIT
                                       AGREEMENT DATED AS OF DECEMBER 21, 2000

                                       Additional Lender:

                                       _________________________________________

                                       by ______________________________________
                                          Name:
                                          Title:

                               Assigned Interests

Revolving Credit Commitment:    $[       ]         Outstanding Revolving Loans:        $     0.00

Percentage of Total Revolving                      Outstanding Term Loans:             $[       ]
 Credit Commitment:                [    ]%

                                                   Purchase Price of Assigned
                                                    Interests:                         $[       ]
